UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

PORCH GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39142	83-2587663
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 1st Avenue S., Suite 501
Seattle, Washington	98104
(Address of principal executive offices)	(Zip Code)

(855) 767-2400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	PRCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Porch Group, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on June 8, 2022. At the Annual Meeting, upon the recommendation of the board of directors of the Company (the “Board”), the Company’s stockholders approved amendments to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to (i) declassify the Board and (ii) eliminate the supermajority voting requirements therein (together, the “Charter Amendments”), as further described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2022.

The Charter Amendments became effective upon the filing of the Third Amended and Restated Certificate of Incorporation of the Company (the “Third A&R Charter”) with the Secretary of State of Delaware on June 9, 2022.

The foregoing description of the terms of the Charter Amendments does not purport to be complete and is qualified in its entirety by the full text of the Third A&R Charter, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on June 8, 2022. Of the 99,013,769 shares of the Company’s common stock outstanding as of the record date, 81,660,325 shares, or 82.47%, were present virtually or represented by proxy at the Annual Meeting. The final voting results for each of the matters submitted to a Company stockholder vote at the Annual Meeting are set forth below.

1.	Each of the following persons was duly elected by the Company’s stockholders to serve as a director on the Board until the Company’s 2024 Annual Meeting of Stockholders and until his successor is duly elected and qualified, subject to his earlier resignation, removal or death, with votes as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Alan Pickerill	72,000,684	1,702,401	7,957,240
Regi Vengalil	72,196,673	1,506,412	7,957,240

2.	The amendment to the Company’s Charter to declassify the Company’s Board commencing with the Company’s 2024 Annual Meeting of Stockholders was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
73,549,290	142,640	11,155	7,957,240

3.	The amendment to the Company’s Charter to eliminate the supermajority voting requirements therein commencing with the Company’s 2024 Annual Meeting of Stockholders was approved by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
73,265,970	432,958	4,157	7,957,240
4.	The compensation of the Company’s named executive officers was approved, on an advisory (non-binding) basis, by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
71,065,105	2,356,985	280,995	7,957,240

5.	The frequency of “EVERY YEAR” for future advisory (non-binding) votes to approve the compensation of the Company’s named executive officers was recommended by the stockholders, with votes as follows:

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN	BROKER NON-VOTES
73,411,499	2,704	121,564	167,318	7,957,240

Based on the results of the stockholder advisory vote, until the next required vote on the frequency of future advisory votes to approve the compensation of the Company’s named executive officers, the Company intends to include an advisory (non-binding) vote on the compensation of the Company’s named executive officers in its proxy materials EVERY YEAR.

6.	The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022 was ratified by the stockholders, with votes as follows:

FOR	AGAINST	ABSTAIN
80,996,755	129,260	534,310

No other matters were submitted for stockholder action at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Third Amended and Restated Certificate of Incorporation of Porch Group, Inc., as filed with the Secretary of State of the State of Delaware on June 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORCH GROUP, INC.

By:	/s/ Matthew Cullen
	Name:	Matthew Cullen
	Title:	General Counsel

Date: June 10, 2022